SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 7, 2019
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MERIDIAN BIOSCIENCE, INC.
(Exact name of registrant as specified in its charter)
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Ohio	0-14902	31-0888197
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3471 River Hills Drive, Cincinnati, Ohio	45244
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code  (513) 271-3700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17CFR §240.12b-2).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 2.02.	Results of Operations and Financial Condition.
On January 7, 2019, Meridian Bioscience, Inc. (“Meridian” or the “Company”) issued a press release announcing preliminary revenue results for the first fiscal quarter ended December 31, 2018.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits
99.1	Press Release dated January 7, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
MERIDIAN BIOSCIENCE, INC.

Date: January 7, 2019	By: /s/ Eric Rasmussen
Executive Vice President and Chief Financial Officer
(Principal Financial Officer)